[GRAPHIC]

January 31, 2003

                                   Semiannual
                                     Report
                                  ------------
                                   Management
                                  Commentaries

       Oppenheimer
       Pennsylvania Municipal Fund

       Tax-Free Income for
       Pennsylvania Investors

[GRAPHIC]

Fund Highlights

Performance Update

Investment Strategy Discussion

Financial Statements

"The Fund's performance over the past six months represents continuation of the strong, yield-oriented total return of the last year."

[LOGO]
OppenheimerFunds(R)
The Right Way to Invest

HIGHLIGHTS

Fund Objective
Oppenheimer Pennsylvania Municipal Fund seeks as high a level of current interest income exempt from federal and Pennsylvania personal income taxes as is available from municipal securities, consistent with the preservation of capital.

Fund Highlight
As of January 31, 2003, Oppenheimer Pennsylvania Municipal Fund's Class A shares provided a distribution yield of 5.98% at Net Asset Value (without sales charges). 1

Cumulative Total Returns*
          For the 6-Month Period
          Ended 1/31/03

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A   3.06%        -1.84%
---------------------------------
Class B   2.66         -2.34
---------------------------------
Class C   2.66          1.66
---------------------------------


Average Annual Total Returns*
          For the 1-Year Period
          Ended 1/31/03

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A   8.30%         3.16%
---------------------------------
Class B   7.48          2.48
---------------------------------
Class C   7.48          6.48


Standardized Yields 2

For the 30 Days Ended 1/31/03
---------------------------------
Class A                 6.01%
---------------------------------
Class B                 5.53
---------------------------------
Class C                 5.53


    Contents

 1  Letter to Shareholders

 3  An Interview
    with Your Fund's
    Managers

11  Financial
    Statements

33  Trustees and Officers


1. As of 1/31/03, Oppenheimer Pennsylvania Municipal Fund's (Class A Shares) 30-day SEC yield was 6.01%. Distribution yield at Net Asset Value (NAV) (based on last distribution) is annualized and divided by the Fund's NAV as of the Fund's 1/10/03 distribution date. Standardized yield (based on net investment income for the 30-day period ended 1/31/03) is annualized and divided by the period-end offering price. Distribution yield at NAV does not include sales charges. Falling NAVs may artificially increase yields.
2. Standardized yield is based on net investment income for the 30-day period ended 1/31/03. Falling share prices will tend to artificially raise yields.

Past performance does not guarantee future results.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 9 for further details.

LETTER TO SHAREHOLDERS

Dear Shareholder,

At OppenheimerFunds, we take very seriously the responsibility of helping you achieve your goals. We understand that your investments with us may represent a future home, a college education or retirement. In good markets and in bad, we are committed to partnering with your advisor to provide you with investment products and services that can help you reach your financial objectives.
     In recent years, many of us have seen some of our assets decrease in value--sometimes significantly--making it difficult to maintain our long-term investing plans. Shifting markets can often blindside investors and unbalance portfolios. We believe it has never been more important than it is now to allocate your assets among stocks, bonds, and other investments based on what would be most appropriate depending on your goals and risk tolerance. Diversification is key. We encourage you to hold true to your long-term goals and adhere to the time-tested investment principles of asset allocation and diversification.
     Of course, when the financial markets make major moves, portfolio changes may be necessary to adjust risk exposure, rebalance asset class allocations or seek to maintain sufficient income flows. Monitor your investments, stay informed and--most importantly--work with your financial advisor so that any adjustments ultimately support your long-term goals.
     We continue to believe in the growth, ingenuity and underlying strengths of the economy and the markets. That said, we also expect the road ahead to present new and unique challenges. We strongly believe that one of the best ways to pursue your goals is to adhere to core investment principles.

[PHOTO]
John V. Murphy
President
Oppenheimer
Pennsylvania Municipal Fund

1  |  OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

LETTER TO SHAREHOLDERS

     We hope you share our convictions, and we wish you the best in 2003. Thank you for your continued confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,

/S/ JOHN V. MURPHY

John V. Murphy
February 24, 2003

These general market views represent opinions of OppenheimerFunds, Inc.
and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.

2  |  OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Q

How has Oppenheimer Pennsylvania Municipal Fund performed during the past six-month period ended January 31, 2003?
A. During the past six months, shareholders have benefited from Oppenheimer Pennsylvania Municipal Fund's yield-oriented investment approach. The Fund's Class A shares provided an annualized tax-free distribution yield of 5.98% (computed without sales charges) and standardized yield of 6.01%, as of January 31, 2003. These attractive dividends 3 helped deliver the Fund's Class A total return of 3.06% (without sales charges) for this reporting period. The Fund's performance over the past six months represents continuation of the strong, yield-oriented total return of the last year. In fact, the Fund's Class A total return (3.06% without sales charges) ranked #1 among 61 Pennsylvania funds for the 12-month period ended January 31, 2003. 4 The Fund also performed well relative to most other asset classes, particularly compared to the broader equity markets during the past six months. The Fund's total return, comprised predominantly of tax-free income, compared favorably to the decline of -7.8% for the Dow Jones Industrial Average. 5
     The Fund's 6.01% standardized yield (as of January 31, 2003) is the equivalent of 9.51% in taxable yield for a Pennsylvania taxpayer at the 36.8% combined Pennsylvania state and federal tax rate. For taxpayers subject to higher federal tax rates, or additional local income taxes, the equivalent yield would make your Fund investment even more attractive.

[SIDEBAR]
Portfolio Management
Team
Ron Fielding
Anthony Tanner

3. Dividend payments are subject to Board approval and may be changed at any time. There can be no assurance that the Fund will pay a dividend. Dividends for Class B and Class C shares are typically lower than for Class A shares because the Fund's operating expenses are typically higher.
4. Lipper, Inc. Lipper rankings are based on total returns, but do not consider sales charges. Lipper ranking is for the Class A share class only; other classes may have different performance characteristics. The Fund ranked, in the Lipper Pennsylvania Municipal Debt Funds category, #40/58 and #19/24 for the 5- and 10-year periods ended 1/31/03. Rankings are relative peer group ratings and do not necessarily mean that the fund had high total returns. Past performance does not guarantee future results.
5. The Fund's performance is compared to the Dow Jones Industrial Average, a price-weighted average of 30 large domestic stocks. Index performance is for illustrative purposes only, does not predict or depict the performance of the Fund and cannot be purchased directly by investors.

3  |  OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

     Municipal bond yields continue to compare very favorably to yields generated by comparable maturity, U.S. Treasury securities, as well. Historically, long-term municipal bond yields have been equivalent to 80-85% of Treasury bond yields, since exemption from federal income tax makes municipal bond yields generally higher on an after-tax basis. Yet, at the end of this reporting period, long-term investment grade Pennsylvania municipal bond yields were available at over 95% of Treasury bond yields. 6 This indicates that municipal bonds remain a tremendous value for investors seeking tax-free income. 7

What is the current state of the Pennsylvania municipal bond market?
The Pennsylvania economy has generally reflected the national economy during this report period. The state continues to experience a modest decline in economic activity that compares favorably with both the national economy and previous down cycles. Once highly industrialized, Pennsylvania has benefited from an increasingly diverse economic base in recent years, with less emphasis on cyclical manufacturing jobs, and employment growth in the service, education and health care sectors. This has helped limit the overall loss of jobs. While the economy slowed last year, Pennsylvania's unemployment rate rose less than the national average and, at 5.4%, is below the national average, as well. Importantly, the major credit-rating agencies maintained their AA ratings of the state, and many individual agencies, during the period.
     New municipal bond issuance has continued its record growth. The primary reasons for increased new issuance have been declining income tax revenues and generally lower interest rates. Municipalities took advantage of lower borrowing costs by refinancing higher-cost debt with new bonds issued at lower

Average Annual Total Returns with Sales Charge

For the Periods Ended 12/31/02 8

Class A
1-Year         5-Year      10-Year
------------------------------------
5.68%          3.38%       5.07%

Class B                    Since
1-Year         5-Year      Inception
------------------------------------
5.11%          3.29%       4.71%

Class C                    Since
1-Year         5-Year      Inception
------------------------------------
9.12%          3.61%       4.79%

6. Unlike the Fund, treasuries are guaranteed as to principal and interest.
7. A portion of the Fund's income may be subject to income taxes. Capital gains distributions, if any, are taxable as capital gains. For investors subject to the Alternative Minimum Tax, a portion of the Fund's distributions may increase that tax.
8. See Notes on page 9 for further details.

4 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND rates. This trend was reflected nationwide as evidenced by approximately $357 billion of total new municipal securities issued nationwide in 2002, exceeding the previous new-issuance record of $292 billion. Trading activity in the secondary market of previously-issued Pennsylvania bonds has also remained strong.
     This reporting period was positive for municipal bonds and bond funds in general. Bonds issued by the highest-rated issuers (with the lowest market yields) generally experienced greater price gains over the higher-yielding bonds of medium-quality and unrated issuers. This divergence was not confined to the municipal market, but rather reflected a trend across fixed income markets. As a result, the difference in yields on higher-rated and medium- to lower-rated bonds remains well above historical averages. The Fund continued to capitalize on these above-average yield spreads, helping to maintain the Fund's top yield and produce a relatively strong total return for the period. Moreover, the ample supply of bonds and attractive credit spreads produced a very good flow of the types of issues that we believe offer beneficial credit and yield characteristics.

How did the portfolio take advantage of these conditions?
The Fund is well positioned to take advantage of current market conditions. As the United States' economy continues to improve, longer-term bonds and bonds from more economically sensitive sectors of the market stand to realize price improvement. Since the Rochester Municipal Investment Team assumed management of the Fund in January 1999, we have concentrated on identifying bonds that offer attractive current yields. This is in keeping with our strategy of purchasing bonds that represent good values in underappreciated industry sectors. This report period demonstrates how these bonds, when carefully researched and selected, have provided higher-than-market yields and price appreciation at the same time.
     A key component of the "Rochester style" of municipal bond investment management is our research capability. This research is meticulously performed by our team of skilled credit analysts,

5  |  OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

who comb the municipal bond market for investment opportunities that satisfy our rigorous criteria. Our traditional, bottom-up approach to municipal bond investing leads our credit analysts to carefully scrutinize every potential investment, looking for yield and performance benefits often missed by our competitors.
     In our investment analysis, we take neither credit ratings nor an issuer's size at face value. Our evaluations are arrived at independently for each bond considered. This is because, while credit risk is an important factor to consider in municipal bond investing, it is by no means the only risk that should be evaluated. We also recognize such factors as interest-rate risk, call risk, and reinvestment risk when considering an issue for addition to the Fund.
     The large number of investors concentrating on the highest quality bonds created favorable conditions for our research-driven strategies during this report period. We continued to broaden diversification across credit quality, reducing the Fund's holdings of AA and AAA rated issues whose prices have increased the most. We added selectively to A rated, BBB rated and unrated issues that offered both significant yield advantage and potentially less direct correlation to an increase in interest rates. Current prices enable the Fund to capture the increased yield advantages that smaller and lower-rated issues may offer, while broadening the Fund's portfolio. These changes should not only enhance the Fund's yield and total return potential, but also reduce interest-rate risk. The portfolio now includes 274 holdings. We will continue to broaden portfolio holdings as we identify additional issues with the yield and credit-quality characteristics that we seek.

In which areas has the Fund been finding good values?
It is our strategy to evaluate all corners of the municipal bond market to find those issues that will add the most value and breadth to the portfolio. The Fund's holdings strongly reflect this strategy. Sectors that have represented particularly good

6 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND examples during this report period have been senior living facilities, colleges and universities and single-family housing. We have found that issuers in these sectors can offer a combination of above-average yield with stable credit quality. Many issuers in these sectors tend to be smaller than average and typically offer higher yields than larger issuers of comparable quality. Issuers in these sectors also provide essential services, generating consistent revenues that contribute to credit stability.
     Bonds issued to finance senior living facilities comprised 14.4% of the Fund's investments--representing its largest industry sector. Pennsylvania's population continues to mature and grow more slowly than the national average, with people age eighty and older comprising the population's fastest-growing segment. With the financing assistance of municipal bonds, new facilities being built we hope will offer Pennsylvania's senior citizens increased living and care options. We believe that this industry sector continues to offer attractive investment opportunities. We have also increased our holdings in the higher education sector, while reducing holdings of some lower-rated health care issues. The Fund continues to place less emphasis on "plain vanilla" issues in sectors like water utilities and general obligation bonds. Although these issues tend to be of very high credit quality, they offer very low yields and do not add meaningful value in our efforts to achieve a very broad degree of diversification.
     Current conditions in the Pennsylvania market are among the most favorable we have witnessed for implementing our value-added strategies. Broadening the Fund's portfolio represents the Fund's effort to gain the greatest risk-adjusted yield advantage from individual market sectors, regions, and maturities.

What is your outlook for the Fund?
     We believe that the remainder of 2003 holds opportunity for municipal bond investors for several reasons. As the U.S. proceeds through economic recovery, many believe that short-term interest rates will rise. Inflation remains under control at

7  |  OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

present, and we would expect the Fed to remain vigilant against it going forward. It is important to remember that the Fund's more economically sensitive industry sectors are those that stand to strengthen through economic recovery. We believe that this strengthening should help to offset potentially negative effects of rising short-term interest rates. Interest rates generally move in cycles and the value of an investment through market cycles will exhibit some volatility. But, we continue to believe that it is a mistake for investors to "time" their bond fund transactions in reaction to forecasts of future interest-rate changes.
     During this report period, the Fund has benefited from some tightening in credit yield spreads, but these spreads remain very wide. Since this condition also tends to be cyclical, we expect that the Fund would benefit should credit yield spreads further approach more traditionally normal levels. We feel the Fund currently represents outstanding municipal bond value, offering the fullest benefits of investing for tax-free income. This is part of what makes Oppenheimer Pennsylvania Municipal Fund The Right Way to Invest.

[PIE CHART]

Credit Allocation 9

o  AAA            10.8%
o  AA             14.1
o  A              19.0
o  BBB            31.0
o  BB              4.2
o  B               4.5
o  CCC             0.3
o  Not Rated      16.1


Top Five Industries 10
-------------------------------------------------------------
Adult Living Facilities                                 14.4%
-------------------------------------------------------------
Resource Recovery                                       11.8
-------------------------------------------------------------
Hospital/Health Care                                    11.7
-------------------------------------------------------------
Higher Education                                        10.9
-------------------------------------------------------------
Tobacco                                                  8.2


9. Portfolio's holdings and allocations are subject to change. Percentages are as of 1/31/03, and are dollar-weighted, based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. The allocation includes rating securities and those not rated by a national rating organization but to which the ratings given above have been assigned by the Fund's investment advisor for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.
10. Portfolio's holdings and allocations are subject to change. Percentages are as of 1/31/03, and are based on total market value of investments.

8  |  OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES

In reviewing performance and rankings, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 9/18/89. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.

Class B shares of the Fund were first publicly offered on 5/3/93. The average annual total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 8/29/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

9  |  OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

                                                            Financial Statements
                                                                     Pages 11-32

10  |  OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  January 31, 2003 / Unaudited


  Principal                                                                                            Market Value
     Amount                                                                 Coupon         Maturity      See Note 1
-------------------------------------------------------------------------------------------------------------------
 Municipal Bonds and Notes--98.3%
-------------------------------------------------------------------------------------------------------------------
 Pennsylvania--85.7%
 $   50,000   Allegheny County HDA (Health Center Devel., Inc.)              6.300%      09/01/2013     $    51,181
-------------------------------------------------------------------------------------------------------------------
    500,000   Allegheny County HDA (Ohio Valley General Hospital)            5.875       04/01/2011         498,035
-------------------------------------------------------------------------------------------------------------------
    835,000   Allegheny County HDA
              (Presbyterian University Health Center)                        6.000       11/01/2023         854,163
-------------------------------------------------------------------------------------------------------------------
     10,000   Allegheny County HDA
              (Presbyterian University Health System)                        6.000       11/01/2012          10,233
-------------------------------------------------------------------------------------------------------------------
  1,500,000   Allegheny County HDA (The Covenant at South Hills)             8.625       02/01/2021       1,657,890
-------------------------------------------------------------------------------------------------------------------
     30,000   Allegheny County HDA (The Covenant at South Hills)             8.750       02/01/2031          33,190
-------------------------------------------------------------------------------------------------------------------
  1,400,000   Allegheny County HDA
              (West Penn Allegheny Health System)                            6.500       11/15/2030       1,607,424
-------------------------------------------------------------------------------------------------------------------
    420,000   Allegheny County HDA
              (West Penn Allegheny Health System)                            9.250       11/15/2015         466,103
-------------------------------------------------------------------------------------------------------------------
  1,100,000   Allegheny County HDA
              (West Penn Allegheny Health System)                            9.250       11/15/2022       1,216,622
-------------------------------------------------------------------------------------------------------------------
 12,640,000   Allegheny County HDA
              (West Penn Allegheny Health System)                            9.250       11/15/2030      13,901,725
-------------------------------------------------------------------------------------------------------------------
  1,900,000   Allegheny County HDA RITES 1,2                                21.098       11/15/2030       3,026,054
-------------------------------------------------------------------------------------------------------------------
  2,000,000   Allegheny County HEBA (Chatham College)                        5.750       11/15/2028       1,978,860
-------------------------------------------------------------------------------------------------------------------
  1,000,000   Allegheny County HEBA (Chatham College)                        5.850       03/01/2022       1,028,670
-------------------------------------------------------------------------------------------------------------------
  1,000,000   Allegheny County HEBA (Chatham College)                        5.950       03/01/2032       1,022,170
-------------------------------------------------------------------------------------------------------------------
     20,000   Allegheny County HEBA (Robert Morris College)                  6.200       02/15/2010          21,194
-------------------------------------------------------------------------------------------------------------------
  2,110,000   Allegheny County HEBA (Robert Morris College)                  6.250       02/15/2026       2,154,141
-------------------------------------------------------------------------------------------------------------------
  1,000,000   Allegheny County IDA
              (Airport Special Facilities/U S Airways) 2,3                   8.500       03/01/2021         250,000
-------------------------------------------------------------------------------------------------------------------
  1,775,000   Allegheny County IDA
              (Airport Special Facilities/U S Airways) 3                     8.875       03/01/2021         794,312
-------------------------------------------------------------------------------------------------------------------
     15,000   Allegheny County IDA (Kroger Company)                          8.500       05/01/2010          15,032
-------------------------------------------------------------------------------------------------------------------
  1,145,000   Allegheny County IDA (Residential Resources)                   5.700       09/01/2012       1,139,928
-------------------------------------------------------------------------------------------------------------------
    905,000   Allegheny County IDA (Residential Resources)                   6.600       09/01/2031         886,710
-------------------------------------------------------------------------------------------------------------------
    315,000   Allegheny County IDA (USX Corp.)                               5.500       12/01/2029         303,228
-------------------------------------------------------------------------------------------------------------------
    115,000   Allegheny County IDA (USX Corp.)                               5.600       09/01/2030         111,463
-------------------------------------------------------------------------------------------------------------------
    700,000   Allegheny County IDA (USX Corp.)                               6.000       01/15/2014         720,412
-------------------------------------------------------------------------------------------------------------------
    105,000   Allegheny County IDA (USX Corp.)                               6.100       01/15/2018         106,485
-------------------------------------------------------------------------------------------------------------------
     10,000   Allegheny County IDA (USX Corp.)                               6.100       07/15/2020          10,141
-------------------------------------------------------------------------------------------------------------------
    290,000   Allegheny County IDA (USX Corp.)                               6.700       12/01/2020         298,529
-------------------------------------------------------------------------------------------------------------------
      5,000   Allegheny County Residential Finance Authority                 5.625       11/01/2023           5,067
-------------------------------------------------------------------------------------------------------------------
     35,000   Allegheny County Residential Finance Authority                 6.250       11/01/2016          36,848
-------------------------------------------------------------------------------------------------------------------
     20,000   Allegheny County Residential Finance Authority                 6.600       11/01/2014          20,530
-------------------------------------------------------------------------------------------------------------------
    105,000   Allegheny County Residential Finance Authority                 7.100       05/01/2024         107,196
-------------------------------------------------------------------------------------------------------------------
    130,000   Beaver County IDA
              (Cleveland Electric Illuminating Company)                      7.625       05/01/2025         140,397
-------------------------------------------------------------------------------------------------------------------
     65,000   Beaver County IDA (J. Ray McDermott & Company)                 6.800       02/01/2009          35,486
-------------------------------------------------------------------------------------------------------------------
    205,000   Beaver County IDA (St. Joe Minerals Corp.)                     6.000       05/01/2007         201,810
-------------------------------------------------------------------------------------------------------------------
    195,000   Beaver County IDA (Toledo Edison Company)                      7.625       05/01/2020         210,596
-------------------------------------------------------------------------------------------------------------------
  2,100,000   Beaver County IDA (Toledo Edison Company)                      7.750       05/01/2020       2,273,712
-------------------------------------------------------------------------------------------------------------------
     25,000   Beaver County IDA (Toledo Edison Company)                      7.750       05/01/2020          26,838


11  |  OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued



  Principal                                                                                            Market Value
     Amount                                                                 Coupon         Maturity      See Note 1
-------------------------------------------------------------------------------------------------------------------
 Pennsylvania Continued
 $  750,000   Blair County IDA (Village of PA State)                         6.900%      01/01/2022     $   752,220
-------------------------------------------------------------------------------------------------------------------
  1,200,000   Blair County IDA (Village of PA State)                         7.000       01/01/2034       1,203,528
-------------------------------------------------------------------------------------------------------------------
  1,300,000   Bucks County IDA (Chandler Hall Health Care Facility)          6.300       05/01/2029       1,208,792
-------------------------------------------------------------------------------------------------------------------
  8,000,000   Bucks County IDA (PA Suburban Water Company)                   5.550       09/01/2032       8,286,960
-------------------------------------------------------------------------------------------------------------------
  1,000,000   Bucks County IDA (Pennswood Village)                           6.000       10/01/2027       1,009,710
-------------------------------------------------------------------------------------------------------------------
    330,000   Bucks County IDA (USX Corp.)                                   5.600       03/01/2033         317,467
-------------------------------------------------------------------------------------------------------------------
    580,000   Butler County IDA (Witco Corp.)                                5.850       12/01/2023         502,367
-------------------------------------------------------------------------------------------------------------------
  2,900,000   Carbon County IDA (Panther Creek Partners)                     6.650       05/01/2010       3,040,041
-------------------------------------------------------------------------------------------------------------------
     95,000   Chester County H&EFA (Devereaux Foundation)                    6.000       11/01/2019          98,695
-------------------------------------------------------------------------------------------------------------------
     30,000   Chester County H&EFA (Immaculata College)                      5.600       10/15/2018          30,472
-------------------------------------------------------------------------------------------------------------------
  7,500,000   Chester County H&EFA (Jenners Pond)                            7.625       07/01/2034       7,392,825
-------------------------------------------------------------------------------------------------------------------
  2,550,000   Chester Guaranteed Host Community, Series B                    5.800       12/01/2013       2,692,137
-------------------------------------------------------------------------------------------------------------------
    370,000   Columbia County HA (Bloomsburg Hospital)                       5.900       06/01/2029         300,688
-------------------------------------------------------------------------------------------------------------------
    750,000   Crawford County HA
              (Wesbury United Methodist Community)                           6.125       08/15/2019         723,270
-------------------------------------------------------------------------------------------------------------------
    100,000   Cumberland County Municipal Authority
              (Presbyterian Homes)                                           6.000       12/01/2017         100,427
-------------------------------------------------------------------------------------------------------------------
    135,000   Cumberland County Municipal Authority
              (Presbyterian Homes)                                           6.000       12/01/2026         137,736
-------------------------------------------------------------------------------------------------------------------
  6,000,000   Cumberland County Municipal Authority
              Retirement Community (Wesley Affiliated Services)              7.250       01/01/2035       5,875,440
-------------------------------------------------------------------------------------------------------------------
     10,000   Dauphin County General Authority
              (Tressler Lutheran Services)                                   6.800       01/01/2008          10,015
-------------------------------------------------------------------------------------------------------------------
    200,000   Delaware County Authority (Dunwoody Village)                   6.125       04/01/2020         209,206
-------------------------------------------------------------------------------------------------------------------
  1,000,000   Delaware County Authority (Dunwoody Village)                   6.250       04/01/2030       1,037,550
-------------------------------------------------------------------------------------------------------------------
  1,000,000   Delaware County Authority (Neumann College)                    5.375       10/01/2018         990,530
-------------------------------------------------------------------------------------------------------------------
  2,500,000   Delaware County Authority (Neumann College)                    6.000       10/01/2031       2,546,225
-------------------------------------------------------------------------------------------------------------------
    750,000   Delaware County Authority (White Horse Village)                7.625       07/01/2030         772,597
-------------------------------------------------------------------------------------------------------------------
    500,000   Delaware County IDA (Darby Townhouses)                         5.500       04/01/2032         515,940
-------------------------------------------------------------------------------------------------------------------
    200,000   Delaware County IDA (Philadelphia Suburban Water)              5.350       10/01/2031         204,040
-------------------------------------------------------------------------------------------------------------------
    100,000   Erie County Hospital Authority (St. Mary's Home of Erie)       6.000       08/15/2029         106,578
-------------------------------------------------------------------------------------------------------------------
    180,000   Erie County Hospital Authority
              (St. Vincent Hospital & Medical Center)                        6.375       07/11/2022         184,210
-------------------------------------------------------------------------------------------------------------------
  2,000,000   Erie HEBA (Mercyhurst College)                                 5.750       03/15/2020       2,008,060
-------------------------------------------------------------------------------------------------------------------
     70,000   Ferndale Area School District GO                               6.750       07/15/2009          70,289
-------------------------------------------------------------------------------------------------------------------
     65,000   Hampton Township School District GO                            6.100       08/15/2015          65,127
-------------------------------------------------------------------------------------------------------------------
  2,250,000   Indiana County IDA Pollution Control (PSEG Power LLC)          5.850       06/01/2027       2,190,892
-------------------------------------------------------------------------------------------------------------------
    250,000   Jeannette Health Services Authority
              (Jeannette District Memorial Hospital)                         6.000       11/01/2018         220,690
-------------------------------------------------------------------------------------------------------------------
  1,000,000   Lancaster County Hospital Authority
              (Willow Valley Retirement Communities)                         5.875       06/01/2021       1,015,870
-------------------------------------------------------------------------------------------------------------------
  1,650,000   Lancaster County IDA (Garden Spot Village)                     7.625       05/01/2031       1,719,613
-------------------------------------------------------------------------------------------------------------------
      5,000   Langhorne Manor HEHA (Woods School District)                   6.600       11/15/2010           5,020
-------------------------------------------------------------------------------------------------------------------
  5,000,000   Lawrence County IDA (Shenango Presbyterian Center)             7.500       11/15/2031       4,828,050
-------------------------------------------------------------------------------------------------------------------
    450,000   Lebanon County Health Facilities Authority
              (Pleasant View Retirement Community)                           6.625       12/15/2029         434,169
-------------------------------------------------------------------------------------------------------------------
  1,000,000   Lehigh County GPA (Bible Fellowship Church Home)               6.000       12/15/2023         885,040


12  |  OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND


  Principal                                                                                            Market Value
     Amount                                                                 Coupon         Maturity      See Note 1
-------------------------------------------------------------------------------------------------------------------
 Pennsylvania Continued
 $1,000,000   Lehigh County GPA (Bible Fellowship Church Home)               7.625%     11/01/2021      $ 1,042,670
-------------------------------------------------------------------------------------------------------------------
    750,000   Lehigh County GPA (Bible Fellowship Church Home)               7.750       11/01/2033         783,232
-------------------------------------------------------------------------------------------------------------------
     70,000   Lehigh County GPA (Cedar Crest College)                        6.650       04/01/2017          73,738
-------------------------------------------------------------------------------------------------------------------
     60,000   Lehigh County GPA (Cedar Crest College)                        6.700       04/01/2026          62,432
-------------------------------------------------------------------------------------------------------------------
     50,000   Lehigh County GPA (Kidspeace Obligated Group)                  5.800       11/01/2012          49,041
-------------------------------------------------------------------------------------------------------------------
  7,985,000   Lehigh County GPA (Kidspeace Obligated Group)                  6.000       11/01/2018       7,683,806
-------------------------------------------------------------------------------------------------------------------
  1,000,000   Lehigh County GPA (Kidspeace Obligated Group)                  6.000       11/01/2023         923,910
-------------------------------------------------------------------------------------------------------------------
     20,000   Lehigh County GPA (St. Luke's Hospital)                        6.250       07/01/2022          20,465
-------------------------------------------------------------------------------------------------------------------
     70,000   Lehigh County IDA (PA Power & Light Company)                   6.150       08/01/2029          77,892
-------------------------------------------------------------------------------------------------------------------
    315,000   Lehigh County IDA (PA Power & Light Company)                   6.400       11/01/2021         322,425
-------------------------------------------------------------------------------------------------------------------
     60,000   Lehigh County IDA (PA Power & Light Company)                   6.400       09/01/2029          65,538
-------------------------------------------------------------------------------------------------------------------
  1,105,000   Luzerne County GO                                              0.000 4     11/15/2021         383,899
-------------------------------------------------------------------------------------------------------------------
     10,000   Luzerne County IDA (PA Gas & Water Company)                    6.050       01/01/2019          10,255
-------------------------------------------------------------------------------------------------------------------
     30,000   Luzerne County IDA (PA Gas & Water Company)                    7.125       12/01/2022          30,682
-------------------------------------------------------------------------------------------------------------------
     10,000   Luzerne County IDA (PA Gas & Water Company)                    7.125       12/01/2022          10,228
-------------------------------------------------------------------------------------------------------------------
    575,000   Luzerne County IDA (PA Gas & Water Company)                    7.200       10/01/2017         588,093
-------------------------------------------------------------------------------------------------------------------
     10,000   McKean County IDA (Kmart Corp.) 2                              6.875       04/01/2004           6,025
-------------------------------------------------------------------------------------------------------------------
  3,470,000   Mercer County IDA (Consumers PA Water
              Company-Shenango Valley Division)                              6.000       07/01/2030       3,730,458
-------------------------------------------------------------------------------------------------------------------
  1,750,000   Monroe County Hospital Authority
              (Pocono Medical Center)                                        5.500       01/01/2022       1,821,837
-------------------------------------------------------------------------------------------------------------------
  4,000,000   Monroe County Hospital Authority
              (Pocono Medical Center)                                        5.625       01/01/2032       4,167,680
-------------------------------------------------------------------------------------------------------------------
     10,000   Montgomery County HEHA (Abington Memorial)                     6.125       06/01/2014          10,348
-------------------------------------------------------------------------------------------------------------------
    700,000   Montgomery County HEHA
              (Philadelphia Geriatric Center)                                7.375       12/01/2030         701,197
-------------------------------------------------------------------------------------------------------------------
     50,000   Montgomery County HEHA
              (Temple Continuing Care Center) 3                              6.625       07/01/2019          25,030
-------------------------------------------------------------------------------------------------------------------
  3,150,000   Montgomery County HEHA
              (Temple Continuing Care Center) 3                              6.750       07/01/2029       1,575,252
-------------------------------------------------------------------------------------------------------------------
     20,000   Montgomery County HEHA (Waverly Heights)                       6.000       01/01/2008          20,010
-------------------------------------------------------------------------------------------------------------------
    595,000   Montgomery County IDA (ACTS/BPE Obligated Group)               5.750       11/15/2017         612,053
-------------------------------------------------------------------------------------------------------------------
  3,115,000   Montgomery County IDA (ACTS/BPE Obligated Group)               5.875       11/15/2022       3,144,468
-------------------------------------------------------------------------------------------------------------------
  1,750,000   Montgomery County IDA (Meadowood Corp.)                        6.250       12/01/2017       1,652,963
-------------------------------------------------------------------------------------------------------------------
  3,840,000   Montgomery County IDA (Wordsworth Academy)                     8.000       09/01/2024       3,989,530
-------------------------------------------------------------------------------------------------------------------
    810,000   North Penn HHEA (Maple Village)                                7.800       10/01/2024         810,308
-------------------------------------------------------------------------------------------------------------------
  1,205,000   North Penn HHEA (Maple Village)                                8.000       10/01/2032       1,208,687
-------------------------------------------------------------------------------------------------------------------
     50,000   Northampton County IDA
              (Metropolitan Edison Company)                                  6.100       07/15/2021          54,594
-------------------------------------------------------------------------------------------------------------------
     25,000   Northeastern PA HEA (Kings College)                            6.000       07/15/2018          25,369
-------------------------------------------------------------------------------------------------------------------
    195,000   Northeastern PA HEA (Wilkes University)                        5.625       10/01/2018         212,622
-------------------------------------------------------------------------------------------------------------------
     80,000   Northeastern PA HEA (Wilkes University)                        5.625       10/01/2018          83,074
-------------------------------------------------------------------------------------------------------------------
  2,000,000   Northumberland County IDA (NHS Youth Services)                 7.750       02/15/2029       1,990,800
-------------------------------------------------------------------------------------------------------------------
  2,000,000   Ontelaunee Township Municipal Authority                        6.250       11/15/2032       1,948,400
-------------------------------------------------------------------------------------------------------------------
     10,000   PA Convention Center Authority, Series A                       6.750       09/01/2019          10,752
-------------------------------------------------------------------------------------------------------------------
  1,150,000   PA Convention Center Authority, Series A                       6.750       09/01/2019       1,263,862
-------------------------------------------------------------------------------------------------------------------
  5,000,000   PA EDFA (30th St. Garage)                                      5.800       06/01/2023       4,990,050


13  |  OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued



  Principal                                                                                            Market Value
     Amount                                                                 Coupon         Maturity      See Note 1
-------------------------------------------------------------------------------------------------------------------
 Pennsylvania Continued
$ 8,000,000   PA EDFA (30th St. Garage)                                      5.875%      06/01/2033     $ 7,971,120
-------------------------------------------------------------------------------------------------------------------
  1,000,000   PA EDFA (Colver)                                               7.050       12/01/2010       1,034,960
-------------------------------------------------------------------------------------------------------------------
  1,500,000   PA EDFA (Colver)                                               7.125       12/01/2015       1,558,545
-------------------------------------------------------------------------------------------------------------------
  6,000,000   PA EDFA (Colver)                                               7.150       12/01/2018       6,226,140
-------------------------------------------------------------------------------------------------------------------
  9,700,000   PA EDFA (National Gypsum Company)                              6.125       11/02/2027       8,456,751
-------------------------------------------------------------------------------------------------------------------
  5,000,000   PA EDFA (National Gypsum Company)                              6.250       11/01/2027       4,430,600
-------------------------------------------------------------------------------------------------------------------
  4,500,000   PA EDFA (Northampton Generating)                               6.400       01/01/2009       4,582,440
-------------------------------------------------------------------------------------------------------------------
  1,450,000   PA EDFA (Northampton Generating)                               6.500       01/01/2013       1,466,342
-------------------------------------------------------------------------------------------------------------------
  1,500,000   PA EDFA (Northampton Generating)                               6.600       01/01/2019       1,500,090
-------------------------------------------------------------------------------------------------------------------
  1,000,000   PA EDFA (Northampton Generating)                               6.750       01/01/2007       1,025,170
-------------------------------------------------------------------------------------------------------------------
 13,660,000   PA EDFA (Sun Company)                                          7.600       12/01/2024      14,479,190
-------------------------------------------------------------------------------------------------------------------
     35,000   PA Finance Authority Municipal
              Capital Improvements Program                                   6.600       11/01/2009          36,975
-------------------------------------------------------------------------------------------------------------------
  1,500,000   PA HEFA (CA University of PA Student Association)              6.750       09/01/2020       1,575,420
-------------------------------------------------------------------------------------------------------------------
     30,000   PA HEFA (CA University of PA Student Association)              6.800       09/01/2025          31,150
-------------------------------------------------------------------------------------------------------------------
    740,000   PA HEFA (College of Science & Agriculture)                     5.250       04/15/2012         748,162
-------------------------------------------------------------------------------------------------------------------
    515,000   PA HEFA (College of Science & Agriculture)                     5.250       04/15/2018         497,943
-------------------------------------------------------------------------------------------------------------------
  2,250,000   PA HEFA (College of Science & Agriculture)                     5.350       04/15/2028       2,094,885
-------------------------------------------------------------------------------------------------------------------
    100,000   PA HEFA (Drexel University)                                    6.375       05/01/2017         103,239
-------------------------------------------------------------------------------------------------------------------
  1,800,000   PA HEFA (Geneva College)                                       5.375       04/01/2023       1,749,798
-------------------------------------------------------------------------------------------------------------------
  2,360,000   PA HEFA (Geneva College)                                       5.450       04/01/2018       2,372,461
-------------------------------------------------------------------------------------------------------------------
  1,000,000   PA HEFA (Geneva College)                                       6.125       04/01/2022       1,004,420
-------------------------------------------------------------------------------------------------------------------
  1,095,000   PA HEFA (Gwynedd-Mercy College)                                5.450       11/01/2026       1,130,248
-------------------------------------------------------------------------------------------------------------------
    880,000   PA HEFA (Gwynedd-Mercy College)                                5.500       11/01/2031         908,626
-------------------------------------------------------------------------------------------------------------------
  3,200,000   PA HEFA (Moravian College)                                     5.375       07/01/2023       3,311,488
-------------------------------------------------------------------------------------------------------------------
    770,000   PA HEFA (Moravian College)                                     5.375       07/01/2031         790,405
-------------------------------------------------------------------------------------------------------------------
     20,000   PA HEFA (Philadelphia University)                              6.100       06/01/2030          21,635
-------------------------------------------------------------------------------------------------------------------
      5,000   PA HEFA (Temple University)                                    7.400       10/01/2010           5,022
-------------------------------------------------------------------------------------------------------------------
    380,000   PA HEFA (Thomas Jefferson University)                          6.625       08/15/2009         389,128
-------------------------------------------------------------------------------------------------------------------
     35,000   PA HEFA (University of PA Health Services)                     5.750       01/01/2017          35,886
-------------------------------------------------------------------------------------------------------------------
     50,000   PA HEFA (University of PA Health Services)                     5.750       01/01/2022          50,391
-------------------------------------------------------------------------------------------------------------------
     10,000   PA HEFA (University of PA Presbyterian Medical Center)         5.875       01/01/2015          10,337
-------------------------------------------------------------------------------------------------------------------
    300,000   PA HEFA (University of the Arts)                               5.625       03/15/2025         311,373
-------------------------------------------------------------------------------------------------------------------
  7,500,000   PA HEFA (UPMC Health System)                                   6.000       01/15/2022       7,813,275
-------------------------------------------------------------------------------------------------------------------
     40,000   PA HEFA, Series H                                              5.375       06/15/2018          40,641
-------------------------------------------------------------------------------------------------------------------
    125,000   PA HFA (Multifamily FHA Mtg.)                                  8.200       07/01/2024         127,734
-------------------------------------------------------------------------------------------------------------------
      5,000   PA HFA (Multifamily FHA Mtg.)                                  9.375       08/01/2010           5,110
-------------------------------------------------------------------------------------------------------------------
     10,000   PA HFA (Rental Hsg.)                                           5.750       07/01/2014          10,251
-------------------------------------------------------------------------------------------------------------------
  2,930,000   PA HFA (Rental Hsg.)                                           5.800       07/01/2018       3,000,056
-------------------------------------------------------------------------------------------------------------------
  2,500,000   PA HFA (Single Family Mtg.) RITES 1,2                         15.462       10/01/2020       2,622,700
-------------------------------------------------------------------------------------------------------------------
  2,500,000   PA HFA (Single Family Mtg.) RITES 1,2                         15.662       10/01/2022       2,592,450
-------------------------------------------------------------------------------------------------------------------
  2,000,000   PA HFA (Single Family Mtg.) RITES 1,2                         16.155       04/01/2021       2,125,520
-------------------------------------------------------------------------------------------------------------------
  2,000,000   PA HFA (Single Family Mtg.) RITES 1,2                         18.498       10/01/2018       2,399,680
-------------------------------------------------------------------------------------------------------------------
     30,000   PA HFA (Single Family Mtg.), Series 37A                        5.450       10/01/2017          31,111
-------------------------------------------------------------------------------------------------------------------
     30,000   PA HFA (Single Family Mtg.), Series 37B                        5.600       10/01/2025          30,372


14  |  OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND


  Principal                                                                                            Market Value
     Amount                                                                 Coupon         Maturity      See Note 1
-------------------------------------------------------------------------------------------------------------------
 Pennsylvania Continued
 $   15,000   PA HFA (Single Family Mtg.), Series 37B                        5.600%      10/01/2025     $    15,112
-------------------------------------------------------------------------------------------------------------------
      5,000   PA HFA (Single Family Mtg.), Series 38                         6.125       10/01/2024           5,101
-------------------------------------------------------------------------------------------------------------------
     45,000   PA HFA (Single Family Mtg.), Series 39A                        6.600       04/01/2017          46,312
-------------------------------------------------------------------------------------------------------------------
     65,000   PA HFA (Single Family Mtg.), Series 39B                        6.750       04/01/2016          66,747
-------------------------------------------------------------------------------------------------------------------
  1,625,000   PA HFA (Single Family Mtg.), Series 39B                        6.875       10/01/2024       1,676,204
-------------------------------------------------------------------------------------------------------------------
  2,050,000   PA HFA (Single Family Mtg.), Series 40                         6.800       10/01/2015       2,118,942
-------------------------------------------------------------------------------------------------------------------
    165,000   PA HFA (Single Family Mtg.), Series 40                         6.900       04/01/2025         170,202
-------------------------------------------------------------------------------------------------------------------
     10,000   PA HFA (Single Family Mtg.), Series 41B                        6.300       04/01/2009          10,153
-------------------------------------------------------------------------------------------------------------------
     10,000   PA HFA (Single Family Mtg.), Series 41B                        6.450       10/01/2012          10,260
-------------------------------------------------------------------------------------------------------------------
     90,000   PA HFA (Single Family Mtg.), Series 41B                        6.650       04/01/2025          93,009
-------------------------------------------------------------------------------------------------------------------
     15,000   PA HFA (Single Family Mtg.), Series 42                         6.750       10/01/2014          15,543
-------------------------------------------------------------------------------------------------------------------
     70,000   PA HFA (Single Family Mtg.), Series 42                         6.850       04/01/2025          72,737
-------------------------------------------------------------------------------------------------------------------
     15,000   PA HFA (Single Family Mtg.), Series 43                         6.750       04/01/2005          15,393
-------------------------------------------------------------------------------------------------------------------
     50,000   PA HFA (Single Family Mtg.), Series 43                         6.850       10/01/2006          51,925
-------------------------------------------------------------------------------------------------------------------
  1,320,000   PA HFA (Single Family Mtg.), Series 44C                        6.650       10/01/2021       1,379,638
-------------------------------------------------------------------------------------------------------------------
     50,000   PA HFA (Single Family Mtg.), Series 46                         6.200       10/01/2014          52,099
-------------------------------------------------------------------------------------------------------------------
     45,000   PA HFA (Single Family Mtg.), Series 46                         6.300       10/01/2027          46,729
-------------------------------------------------------------------------------------------------------------------
     25,000   PA HFA (Single Family Mtg.), Series 47                         5.700       10/01/2016          25,750
-------------------------------------------------------------------------------------------------------------------
    135,000   PA HFA (Single Family Mtg.), Series 47                         5.700       10/01/2026         137,990
-------------------------------------------------------------------------------------------------------------------
      5,000   PA HFA (Single Family Mtg.), Series 50B                        6.350       10/01/2027           5,241
-------------------------------------------------------------------------------------------------------------------
     70,000   PA HFA (Single Family Mtg.), Series 51                         6.300       10/01/2015          72,492
-------------------------------------------------------------------------------------------------------------------
     90,000   PA HFA (Single Family Mtg.), Series 51                         6.375       04/01/2028          93,840
-------------------------------------------------------------------------------------------------------------------
    290,000   PA HFA (Single Family Mtg.), Series 52B                        6.250       10/01/2024         302,151
-------------------------------------------------------------------------------------------------------------------
    500,000   PA HFA (Single Family Mtg.), Series 53A                        6.000       10/01/2015         523,865
-------------------------------------------------------------------------------------------------------------------
    115,000   PA HFA (Single Family Mtg.), Series 53A                        6.050       04/01/2018         120,423
-------------------------------------------------------------------------------------------------------------------
     30,000   PA HFA (Single Family Mtg.), Series 53A                        6.150       10/01/2024          31,294
-------------------------------------------------------------------------------------------------------------------
     20,000   PA HFA (Single Family Mtg.), Series 54A                        6.150       10/01/2022          20,942
-------------------------------------------------------------------------------------------------------------------
     75,000   PA HFA (Single Family Mtg.), Series 56A                        6.050       10/01/2016          78,602
-------------------------------------------------------------------------------------------------------------------
  2,590,000   PA HFA (Single Family Mtg.), Series 59A                        5.750       10/01/2023       2,691,347
-------------------------------------------------------------------------------------------------------------------
  2,085,000   PA HFA (Single Family Mtg.), Series 59A                        5.800       10/01/2029       2,155,494
-------------------------------------------------------------------------------------------------------------------
     50,000   PA HFA (Single Family Mtg.), Series 60A                        5.850       10/01/2027          51,761
-------------------------------------------------------------------------------------------------------------------
     20,000   PA HFA (Single Family Mtg.), Series 61A                        5.450       10/01/2021          20,485
-------------------------------------------------------------------------------------------------------------------
     75,000   PA HFA (Single Family Mtg.), Series 61A                        5.500       04/01/2029          76,333
-------------------------------------------------------------------------------------------------------------------
    990,000   PA HFA (Single Family Mtg.), Series 62A                        5.500       10/01/2022       1,016,433
-------------------------------------------------------------------------------------------------------------------
     20,000   PA HFA (Single Family Mtg.), Series 66A                        5.650       04/01/2029          20,380
-------------------------------------------------------------------------------------------------------------------
    100,000   PA HFA (Single Family Mtg.), Series 67A                        5.850       10/01/2018         104,996
-------------------------------------------------------------------------------------------------------------------
     90,000   PA HFA (Single Family Mtg.), Series 67A                        5.900       10/01/2030          93,491
-------------------------------------------------------------------------------------------------------------------
  1,960,000   PA HFA (Single Family Mtg.), Series 69A                        6.250       04/01/2031       2,069,662
-------------------------------------------------------------------------------------------------------------------
  4,740,000   PA HFA (Single Family Mtg.), Series 70A                        5.800       04/01/2027       4,953,490
-------------------------------------------------------------------------------------------------------------------
    230,000   PA HFA (Single Family Mtg.), Series 72A                        5.250       04/01/2021         233,609
-------------------------------------------------------------------------------------------------------------------
    155,000   PA HFA (Single Family Mtg.), Series 73A                        5.350       10/01/2022         158,351
-------------------------------------------------------------------------------------------------------------------
  2,850,000   PA HFA (Single Family Mtg.), Series 73A RITES 1,2             16.462       10/01/2022       3,096,468
-------------------------------------------------------------------------------------------------------------------
    345,000   PA HFA (Single Family Mtg.), Series 74B                        5.150       10/01/2022         348,188
-------------------------------------------------------------------------------------------------------------------
     50,000   PA HFA Linked BPO                                              6.100       10/01/2013          51,313
-------------------------------------------------------------------------------------------------------------------
    275,000   PA Higher Education Assistance Agency, Series D                6.050       01/01/2019         283,074


15  |  OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued



  Principal                                                                                            Market Value
     Amount                                                                 Coupon         Maturity      See Note 1
-------------------------------------------------------------------------------------------------------------------
 Pennsylvania Continued
 $2,000,000   Philadelphia Airport Authority for
              Industrial Devel. RITES 1,2                                   16.282%      07/01/2022     $ 2,257,680
-------------------------------------------------------------------------------------------------------------------
     25,000   Philadelphia Airport System, Series A                          5.750       06/15/2010          26,515
-------------------------------------------------------------------------------------------------------------------
    130,000   Philadelphia Airport System, Series A                          6.000       06/15/2015         141,099
-------------------------------------------------------------------------------------------------------------------
  2,000,000   Philadelphia Gas Works RITES 1,2                              16.431       08/01/2021       2,353,840
-------------------------------------------------------------------------------------------------------------------
      5,000   Philadelphia Gas Works, Series 14                              6.375       07/01/2014           5,201
-------------------------------------------------------------------------------------------------------------------
     20,000   Philadelphia Gas Works, Series 14                              6.375       07/01/2014          20,805
-------------------------------------------------------------------------------------------------------------------
    140,000   Philadelphia Gas Works, Series 14                              6.375       07/01/2026         145,635
-------------------------------------------------------------------------------------------------------------------
  1,210,000   Philadelphia H&HEFA
              (Centralized Comprehensive Human Services)                     7.250       01/01/2021       1,214,392
-------------------------------------------------------------------------------------------------------------------
     60,000   Philadelphia H&HEFA (Frankford Hospital)                       6.000       06/01/2023          62,137
-------------------------------------------------------------------------------------------------------------------
  2,605,000   Philadelphia H&HEFA (Jeanes Health System)                     6.600       07/01/2010       2,706,595
-------------------------------------------------------------------------------------------------------------------
    635,000   Philadelphia H&HEFA (Jeanes Hospital)                          5.875       07/01/2017         616,356
-------------------------------------------------------------------------------------------------------------------
  3,380,000   Philadelphia H&HEFA (Philadelphia Protestant Home)             6.500       07/01/2027       3,159,793
-------------------------------------------------------------------------------------------------------------------
     10,000   Philadelphia H&HEFA (Temple University Hospital)               6.500       11/15/2008          10,606
-------------------------------------------------------------------------------------------------------------------
  3,870,000   Philadelphia IDA (Air Cargo)                                   7.500       01/01/2025       3,762,414
-------------------------------------------------------------------------------------------------------------------
    150,000   Philadelphia IDA (American College of Physicians)              6.000       06/15/2030         161,007
-------------------------------------------------------------------------------------------------------------------
     65,000   Philadelphia IDA (Baker's Bay Nursing Home Associates)         5.750       08/01/2023          67,214
-------------------------------------------------------------------------------------------------------------------
  5,450,000   Philadelphia IDA (Baptist Home of Philadelphia)                5.600       11/15/2028       4,433,630
-------------------------------------------------------------------------------------------------------------------
  3,150,000   Philadelphia IDA (First Mtg.- CPAP)                            6.125       04/01/2019       2,838,623
-------------------------------------------------------------------------------------------------------------------
  2,000,000   Philadelphia IDA
              (International Educational & Community Project)                5.875       06/01/2022       2,071,860
-------------------------------------------------------------------------------------------------------------------
  3,000,000   Philadelphia IDA
              (International Educational & Community Project)                6.000       06/01/2032       3,098,160
-------------------------------------------------------------------------------------------------------------------
     25,000   Philadelphia IDA (The Franklin Institute)                      5.200       06/15/2018          24,534
-------------------------------------------------------------------------------------------------------------------
    100,000   Philadelphia Municipal Authority, Series A                     5.625       11/15/2018         104,586
-------------------------------------------------------------------------------------------------------------------
     75,000   Philadelphia Municipal Authority, Series B                     6.400       11/15/2016          77,448
-------------------------------------------------------------------------------------------------------------------
     10,000   Philadelphia Municipal Authority, Series D                     6.300       07/15/2017          10,265
-------------------------------------------------------------------------------------------------------------------
    120,000   Philadelphia Redevelopment Authority
              (FHA Title I Insured Loan)                                     6.100       06/01/2017         125,476
-------------------------------------------------------------------------------------------------------------------
    205,000   Philadelphia Redevelopment Authority
              (Multifamily Hsg.)                                             5.450       02/01/2023         208,983
-------------------------------------------------------------------------------------------------------------------
  2,100,000   Philadelphia Regional Port Authority MVRICS 1                 11.020       09/01/2020       2,240,868
-------------------------------------------------------------------------------------------------------------------
  2,000,000   Philadelphia School District GO RITES 1,2                     17.669       08/01/2022       2,634,960
-------------------------------------------------------------------------------------------------------------------
      5,000   Pittsburgh URA (FHA Insured Mtg.), Series C                    7.000       08/01/2006           5,055
-------------------------------------------------------------------------------------------------------------------
     30,000   Pittsburgh URA (Multifamily FHA Mtg.), Series A                9.250       12/01/2027          30,806
-------------------------------------------------------------------------------------------------------------------
     45,000   Pittsburgh URA Mtg., Series A                                  5.650       10/01/2024          45,339
-------------------------------------------------------------------------------------------------------------------
     10,000   Pittsburgh URA Mtg., Series A                                  5.650       10/01/2024          10,088
-------------------------------------------------------------------------------------------------------------------
     70,000   Pittsburgh URA Mtg., Series A                                  6.050       10/01/2026          72,583
-------------------------------------------------------------------------------------------------------------------
     40,000   Pittsburgh URA Mtg., Series A                                  7.250       02/01/2024          40,434
-------------------------------------------------------------------------------------------------------------------
     10,000   Pittsburgh URA Mtg., Series C                                  5.700       04/01/2030          10,203
-------------------------------------------------------------------------------------------------------------------
    100,000   Pittsburgh URA Mtg., Series C                                  5.950       10/01/2029         103,557
-------------------------------------------------------------------------------------------------------------------
  1,245,000   Pittsburgh URA Mtg., Series C                                  6.550       04/01/2028       1,287,728
-------------------------------------------------------------------------------------------------------------------
     40,000   Pittsburgh URA Mtg., Series H                                  6.850       04/01/2016          40,292
-------------------------------------------------------------------------------------------------------------------
  3,840,000   Reading School District GO, Series A                           0.000 4     01/15/2023       1,246,464
-------------------------------------------------------------------------------------------------------------------
  2,000,000   Sayre Health Care Facilities (Guthrie Healthcare System) 5     1.000       12/01/2031       2,109,240


16  |  OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND


  Principal                                                                                            Market Value
     Amount                                                                 Coupon         Maturity      See Note 1
-------------------------------------------------------------------------------------------------------------------
 Pennsylvania Continued
 $2,060,000   Sayre Health Care Facilities (Guthrie Healthcare System)       5.750%      12/01/2021    $  2,101,200
-------------------------------------------------------------------------------------------------------------------
  1,000,000   Sayre Health Care Facilities (Guthrie Healthcare System)       5.875       12/01/2031       1,022,010
-------------------------------------------------------------------------------------------------------------------
    590,000   Sayre Health Care Facilities
              (VHA PA/VHA East Financing Program)                            6.375       07/01/2022         603,841
-------------------------------------------------------------------------------------------------------------------
  6,605,000   Schuylkill County IDA (Schuylkill Energy Resources)            6.500       01/01/2010       6,678,183
-------------------------------------------------------------------------------------------------------------------
  1,000,000   Somerset County Hospital Authority
              (Somerset Community Hospital)                                  5.450       03/01/2032       1,025,220
-------------------------------------------------------------------------------------------------------------------
  1,000,000   Southcentral General Authority (Hanover Hospital)              5.350       12/01/2024       1,021,360
-------------------------------------------------------------------------------------------------------------------
     95,000   St. Mary Hospital Authority (Catholic Health Initiatives)      5.000       12/01/2028          95,029
-------------------------------------------------------------------------------------------------------------------
     50,000   Upper Merion Area School District GO                           5.500       09/01/2016          51,879
-------------------------------------------------------------------------------------------------------------------
     25,000   Upper Merion Municipal Utility Authority                       6.000       08/15/2016          25,588
-------------------------------------------------------------------------------------------------------------------
  1,000,000   West Cornwall Township Municipal Authority
              (Elizabethtown College)                                        6.000       12/15/2022       1,026,540
-------------------------------------------------------------------------------------------------------------------
    300,000   West Shore Area Hospital Authority
              (Holy Spirit Hospital)                                         6.250       01/01/2032         302,733
-------------------------------------------------------------------------------------------------------------------
  1,580,000   Westmoreland County IDA
              (Redstone Health Care Facilities)                              5.850       11/15/2029       1,357,947
-------------------------------------------------------------------------------------------------------------------
    500,000   Westmoreland County IDA
              (Redstone Health Care Facilities)                              8.000       11/15/2023         522,380
-------------------------------------------------------------------------------------------------------------------
      5,000   York City School District GO                                   5.700       03/01/2013           5,019
-------------------------------------------------------------------------------------------------------------------
     40,000   York Hsg. Corp. Mtg., Series A                                 6.875       11/01/2009          40,040
                                                                                                       ------------
                                                                                                        307,952,787

-------------------------------------------------------------------------------------------------------------------
 U.S. Possessions--12.2%
     25,000   Guam Airport Authority, Series B                               6.700       10/01/2023          25,918
-------------------------------------------------------------------------------------------------------------------
  2,500,000   Guam EDA (TASC)                                                5.500       05/15/2041       2,353,950
-------------------------------------------------------------------------------------------------------------------
     60,000   Northern Mariana Islands, Series A                             6.000       06/01/2014          64,498
-------------------------------------------------------------------------------------------------------------------
  1,485,000   Northern Mariana Islands, Series A                             6.600       03/15/2028       1,562,547
-------------------------------------------------------------------------------------------------------------------
 14,000,000   Puerto Rico Children's Trust Fund (TASC)                       5.500       05/15/2039      13,314,700
-------------------------------------------------------------------------------------------------------------------
 12,500,000   Puerto Rico Children's Trust Fund (TASC)                       5.625       05/15/2043      11,907,750
-------------------------------------------------------------------------------------------------------------------
     10,000   Puerto Rico HFC                                                7.500       10/01/2015           9,935
-------------------------------------------------------------------------------------------------------------------
     30,000   Puerto Rico Infrastructure                                     7.500       07/01/2009          30,657
-------------------------------------------------------------------------------------------------------------------
      5,000   Puerto Rico Infrastructure                                     7.900       07/01/2007           5,125
-------------------------------------------------------------------------------------------------------------------
  7,725,000   Puerto Rico Port Authority (American Airlines), Series A       6.250       06/01/2026       2,240,173
-------------------------------------------------------------------------------------------------------------------
  1,155,000   Puerto Rico Port Authority (American Airlines), Series A       6.300       06/01/2023         334,950
-------------------------------------------------------------------------------------------------------------------
    115,000   Puerto Rico Port Authority, Series D                           7.000       07/01/2014         118,703
-------------------------------------------------------------------------------------------------------------------
  1,071,767   Puerto Rico Rio Grande Construction Equipment Lease 2,3        8.000       12/10/2003         929,222
-------------------------------------------------------------------------------------------------------------------
    140,000   Puerto Rico Urban Renewal & Hsg. Corp.                         7.875       10/01/2004         143,780
-------------------------------------------------------------------------------------------------------------------
  6,645,000   V.I. Government Refinery Facilities (Hovensa Coker)            6.500       07/01/2021       6,685,534
-------------------------------------------------------------------------------------------------------------------
  4,000,000   V.I. Public Finance Authority (Hovensa Coker)                  6.500       07/01/2021       4,024,400
                                                                                                       ------------
                                                                                                         43,751,842

-------------------------------------------------------------------------------------------------------------------
 Wisconsin--0.4%
  1,500,000  Badger, WI Tobacco Asset Securitization Corp.                   6.375      06/01/2032        1,420,170

-------------------------------------------------------------------------------------------------------------------
 Total Investments, at Value (Cost $350,251,691)--98.3%                                                 353,124,799
 Other Assets Net of Liabilities--1.7%                                                                    6,000,922
                                                                                                       ------------
 Net Assets--100.0%                                                                                    $359,125,721
                                                                                                      =============




17  |  OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

Footnotes to Statements

1. Represents the current interest rate for a variable rate bond known as an "inverse floater". See Note 1 of Notes to Financial Statements.
2. Identifies issues considered to be illiquid--See Note 5 of Notes to Financial Statements.
3. Issuer is in default.
4. Represents a zero coupon bond.
5. Represents the current interest rate for a variable or increasing rate security.

To simplify the listings of securities, abbreviations are used per the table below:

ACTS     Adult Communities Total Services
BPE      Brittany Pointe Estates
BPO      Bond Payment Obligations
CPAP     Crime Prevention Association of Philadelphia
EDA      Economic Development Authority
EDFA     Economic Development Finance Authority
FHA      Federal Housing Authority
GO       General Obligation
GPA      General Purpose Authority
H&EFA    Health and Education Facilities Authority
H&HEFA   Hospitals and Higher Education Facilities Authority
HA       Hospital Authority
HDA      Hospital Development Authority
HEA      Hospital and Education Authority
HEBA     Higher Education Building Authority
HEFA     Higher Educational Facilities Authority
HEHA     Higher Education and Health Authority
HFA      Housing Finance Agency
HFC      Housing Finance Corp.
HHEA     Health, Hospital and Education Authority
IDA      Industrial Development Agency
MVRICS   Municipal Variable Rate Inverse Class Securities
RITES    Residual Interest Tax Exempt Security
TASC     Tobacco Settlement Asset-Backed Bonds
UPMC     University of Pittsburgh Medical Center
URA      Urban Redevelopment Authority
VHA      Voluntary Hospitals of America
V.I.     United States Virgin Islands

Distribution of investments by industry of issue, as a percentage of total investments at value, is as follows:

 Industry                                       Market Value          Percent
------------------------------------------------------------------------------
 Adult Living Facilities                        $ 51,005,843             14.4%
 Resource Recovery                                41,591,101             11.8
 Hospital/Health Care                             41,330,076             11.7
 Higher Education                                 38,349,453             10.9
 Tobacco                                          28,996,570              8.2
 Single Family Housing                            28,597,746              8.1
 Not-for-Profit Organization                      20,844,989              5.9
 Pollution Control                                18,442,910              5.2
 Parking Fee Revenue                              12,961,170              3.7
 Paper, Containers & Packaging                    12,887,351              3.7
 Water Utilities                                  12,860,716              3.6
 Multifamily Housing                              11,809,425              3.3
 Marine/Aviation Facilities                       10,135,744              2.9
 General Obligation                                7,214,272              2.0
 Education                                         5,170,020              1.5
 Airlines                                          3,619,435              1.0
 Gas Utilities                                     2,525,481              0.7
 Sewer Utilities                                   1,973,988              0.6
 Sales Tax Revenue                                 1,336,619              0.4
 Municipal Leases                                  1,121,521              0.3
 Student Loans                                       283,074              0.1
 Manufacturing, Durable Goods                         35,486               --
 Manufacturing, Non-Durable Goods                     21,057               --
 Special Assessment                                   10,752               --
                                                ------------------------------
 Total                                          $353,124,799            100.0%
                                                ==============================


18  |  OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

--------------------------------------------------------------------------------
Summary of Ratings  January 31, 2003 / Unaudited

Distribution of investments by rating category, as a percentage of total investments at value, is as follows:

Ratings                                                       Percent
----------------------------------------------------------------------
AAA                                                             10.8%
AA                                                              14.1
A                                                               19.0
BBB                                                             31.0
BB                                                               4.2
B                                                                4.5
CCC                                                              0.3
CC                                                               0.0
C                                                                0.0
D                                                                0.0
Not Rated                                                       16.1
                                                               ------
                                                               100.0%
                                                               ======

Bonds rated by any nationally recognized statistical rating organization are included in the equivalent Standard & Poor's rating category.As a general matter, unrated bonds may be backed by mortgage liens or equipment liens on the underlying property, and also may be guaranteed. Bonds which are backed by a letter of credit or by other financial institutions or agencies may be assigned an investment-grade rating by the Manager, which reflects the quality of the guarantor, institution or agency. Unrated bonds may also be assigned a rating when the issuer has rated bonds outstanding with comparable credit characteristics, or when, in the opinion of the Manager, the bond itself possesses credit characteristics which allow for rating. The unrated bonds in the portfolio are predominantly smaller issuers which have not applied for a bond rating. Only those unrated bonds which subsequent to purchase have not been designated investment grade by the Manager are included in the "Not Rated" category.

See accompanying Notes to Financial Statements.

                  19 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES  Unaudited

 January 31, 2003
-------------------------------------------------------------------------------
 Assets

 Investments, at value (cost $350,251,691)--
 see accompanying statement                                       $ 353,124,799
-------------------------------------------------------------------------------
 Cash                                                                   466,893
-------------------------------------------------------------------------------
 Receivables and other assets:
 Interest                                                             6,025,550
 Investments sold                                                     2,927,004
 Shares of beneficial interest sold                                   2,183,773
 Other                                                                   21,820
                                                                  -------------
 Total assets                                                       364,749,839

-------------------------------------------------------------------------------
 Liabilities

 Payables and other liabilities:
 Notes payable to bank (interest rate 2%
 at January 31, 2003)                                                 4,100,000
 Dividends                                                            1,108,161
 Shares of beneficial interest redeemed                                 322,667
 Distribution and service plan fees                                      44,446
 Trustees' compensation                                                  32,945
 Transfer and shareholder servicing agent fees                           13,008
 Other                                                                    2,891
                                                                  -------------
 Total liabilities                                                    5,624,118

-------------------------------------------------------------------------------
 Net Assets                                                       $ 359,125,721
                                                                  -------------

-------------------------------------------------------------------------------
 Composition of Net Assets

 Paid-in capital                                                  $ 359,518,085
-------------------------------------------------------------------------------
 Overdistributed net investment income                                 (552,113)
-------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions            (2,713,359)
-------------------------------------------------------------------------------
 Net unrealized appreciation on investments                           2,873,108
                                                                  -------------
 Net Assets                                                       $ 359,125,721
                                                                  -------------




20  |  OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

--------------------------------------------------------------------------------
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price
 per share (based on net assets of
 $174,151,130 and 15,047,092 shares of
 beneficial interest outstanding)                                        $11.57
 Maximum offering price per share (net
 asset value plus sales charge of
 4.75% of offering price)                                                $12.15
--------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price
 (excludes applicable contingent deferred
 sales charge) and offering price per
 share (based on net assets of $126,646,328
 and 10,945,951 shares of beneficial interest outstanding)                $11.57
--------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price
 (excludes applicable contingent deferred
 sales charge) and offering price per
 share (based on net assets of $58,328,263
 and 5,044,953 shares of beneficial interest outstanding)                 $11.56

 See accompanying Notes to Financial Statements.


21  |  OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF operations  Unaudited

 For the Six Months Ended January 31, 2003
--------------------------------------------------------------------------------
 Investment Income

 Interest                                                           $11,350,146

--------------------------------------------------------------------------------
 Expenses

 Management fees                                                        958,683
--------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                117,275
 Class B                                                                520,845
 Class C                                                                246,215
--------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                 38,621
 Class B                                                                 32,386
 Class C                                                                 14,444
--------------------------------------------------------------------------------
 Interest expense                                                        52,457
--------------------------------------------------------------------------------
 Trustees' compensation                                                  10,011
--------------------------------------------------------------------------------
 Custodian fees and expenses                                              6,935
--------------------------------------------------------------------------------
 Other                                                                   12,109
                                                                    ------------
 Total expenses                                                       2,009,981
 Less reduction to custodian expenses                                    (1,538)
                                                                    ------------
 Net expenses                                                         2,008,443

--------------------------------------------------------------------------------
 Net Investment Income                                                9,341,703

--------------------------------------------------------------------------------
 Realized and Unrealized Gain (Loss)

 Net realized gain on investments                                     2,052,215
--------------------------------------------------------------------------------
 Net change in unrealized depreciation on investments                (2,695,772)
                                                                    ------------
 Net realized and unrealized loss                                      (643,557)


--------------------------------------------------------------------------------
 Net Increase in Net Assets Resulting from Operations               $ 8,698,146
                                                                    ------------

 See accompanying Notes to Financial Statements.

22  |  OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENTS OF changes in net assets

                                                           Six Months                  Year
                                                                Ended                 Ended
                                                     January 31, 2003              July 31,
                                                          (Unaudited)                  2002
--------------------------------------------------------------------------------------------
 Operations

 Net investment income                                   $  9,341,703          $ 12,987,967
--------------------------------------------------------------------------------------------
 Net realized gain (loss)                                   2,052,215              (891,365)
--------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)      (2,695,772)            4,004,254
                                                         -----------------------------------
 Net increase in net assets resulting from operations       8,698,146            16,100,856

--------------------------------------------------------------------------------------------
 Dividends and/or Distributions to Shareholders

 Dividends from net investment income:

 Class A                                                   (4,813,847)           (7,383,457)
 Class B                                                   (2,977,847)           (4,061,062)
 Class C                                                   (1,411,142)           (1,787,351)

--------------------------------------------------------------------------------------------
 Beneficial Interest Transactions

 Net increase in net assets resulting from beneficial
 interest transactions:
 Class A                                                   29,777,721            42,964,197
 Class B                                                   25,696,330            47,176,497
 Class C                                                   11,275,202            27,229,342

--------------------------------------------------------------------------------------------
 Net Assets

 Total increase                                            66,244,563           120,239,022
--------------------------------------------------------------------------------------------
 Beginning of period                                      292,881,158           172,642,136
                                                         -----------------------------------
 End of period [including
 overdistributed net investment
 income of $552,113 and $690,980,
 respectively]                                           $359,125,721          $292,881,158
                                                         -----------------------------------

 See accompanying Notes to Financial Statements.

23  |  OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL highlights

                                               Six Months                                                         Year
                                                    Ended                                                        Ended
                                         January 31, 2003                                                     July 31,
 Class A                                      (Unaudited)        2002        2001          2000       1999        1998
-------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period             $ 11.57     $ 11.46     $ 11.28       $ 12.08    $ 12.42     $ 12.45
-------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                .36         .70         .67           .67        .63         .61
 Net realized and unrealized gain (loss)             (.01)        .11         .21          (.81)      (.37)         --
                                                  -----------------------------------------------------------------------
 Total from investment operations                     .35         .81         .88          (.14)       .26         .61
-------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                (.35)       (.70)       (.70)         (.66)      (.60)       (.64)
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $11.57      $11.57      $11.46        $11.28     $12.08      $12.42
                                                  -----------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                  3.06%       7.36%       8.10%        (1.00)%     2.01%       4.99%

-------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)        $174,151    $144,592    $100,222       $64,336    $72,794     $68,720
-------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)               $161,476    $120,251    $ 77,048       $67,252    $71,835     $69,202
-------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                               6.00%       6.03%       5.84%         5.93%      5.03%       4.82%
 Expenses                                            0.81%       0.85%       0.94%         1.10%      0.95%       1.00% 3
 Expenses, net of interest expense and/or
 reduction to custodian expenses and/or
 voluntary waiver of management fees                 0.78% 4     0.82% 4     0.87%         0.93%      0.90%       0.93%
-------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                               22%         39%         58%           98%        37%         35%

 1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
 2. Annualized for periods of less than one full year.
 3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
 4. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

See accompanying Notes to Financial Statements.

                  24 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

                                               Six Months                                                         Year
                                                    Ended                                                        Ended
                                         January 31, 2003                                                     July 31,
 Class B                                      (Unaudited)        2002        2001          2000       1999        1998
-------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period             $ 11.57     $ 11.46     $ 11.27       $ 12.07    $ 12.42     $ 12.45
-------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                .31         .62         .59           .58        .53         .52
 Net realized and unrealized gain (loss)             (.01)        .11         .22          (.81)      (.38)         --
                                                  -----------------------------------------------------------------------
 Total from investment operations                     .30         .73         .81          (.23)       .15         .52
-------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                (.30)       (.62)       (.62)         (.57)      (.50)       (.55)
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $11.57      $11.57      $11.46        $11.27     $12.07      $12.42
                                                  -----------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                  2.66%       6.55%       7.40%        (1.75)%     1.16%       4.20%

-------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)        $126,646    $101,126     $52,926       $21,696    $24,206     $22,124
-------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)               $114,941    $ 75,772     $32,037       $21,368    $23,845     $20,969
-------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                               5.22%       5.26%       5.03%         5.16%      4.26%       4.10%
 Expenses                                            1.58%       1.61%       1.68%         1.96%      1.80%       1.75% 3
 Expenses, net of interest expense and/or
 reduction to custodian expenses and/or
 voluntary waiver of management fees                 1.55% 4     1.58% 4     1.62%         1.68%      1.65%       1.68%
-------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                               22%         39%         58%           98%        37%         35%



 1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
 2. Annualized for periods of less than one full year.
 3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
 4. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

See accompanying Notes to Financial Statements.

                  25 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL highlights  Continued


                                               Six Months                                                         Year
                                                    Ended                                                        Ended
                                         January 31, 2003                                                     July 31,
 Class C                                      (Unaudited)        2002        2001          2000       1999        1998
-------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period             $ 11.56     $ 11.45     $ 11.27       $ 12.07    $ 12.41     $ 12.44
-------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                .31         .61         .57           .57        .53         .51
 Net realized and unrealized gain (loss)             (.01)        .12         .23          (.80)      (.37)      --
                                                  -----------------------------------------------------------------------
 Total from investment operations                     .30         .73         .80          (.23)       .16         .51
-------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                (.30)       (.62)       (.62)         (.57)      (.50)       (.54)

-------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $11.56      $11.56      $11.45        $11.27     $12.07      $12.41
                                                  -----------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                  2.66%       6.55%       7.30%        (1.75)%     1.25%       4.20%

-------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)         $58,328     $47,163     $19,494        $6,607     $5,826      $5,198
-------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                $54,329     $33,327     $10,913        $5,542     $5,867      $4,063
-------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                               5.23%       5.26%       5.01%         5.16%      4.26%       4.28%
 Expenses                                            1.57%       1.61%       1.68%         1.95%      1.80%       1.76% 3
 Expenses, net of interest expense and/or
 reduction to custodian expenses and/or
 voluntary waiver of management fees                 1.54% 4     1.58% 4     1.62%         1.68%      1.65%       1.67%
-------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                               22%         39%         58%           98%        37%         35%



 1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
 2. Annualized for periods of less than one full year.
 3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
 4. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

See accompanying Notes to Financial Statements.

                  26 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO financial statements  Unaudited



--------------------------------------------------------------------------------
1. Significant Accounting Policies
Oppenheimer Pennsylvania Municipal Fund (the Fund) is a separate series of Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of current interest income exempt from federal and Pennsylvania personal income taxes as is available from municipal securities, consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund intends to invest no more than 20% of its total assets in inverse floaters. Inverse floaters amount to $25,350,220 as of January 31, 2003. Including the effect of leverage, inverse floaters represent 17.25% of the Fund's total assets as of January 31, 2003.
--------------------------------------------------------------------------------
Security Credit Risk. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower-yielding,

27  |  OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO financial statements  Unaudited / Continued



--------------------------------------------------------------------------------
1. Significant Accounting Policies Continued
higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of January 31, 2003, securities with an aggregate market value of $3,573,816, representing 1.00% of the Fund's net assets, were in default.
     There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.
     As of January 31, 2003, the Fund had available for federal income tax purposes an estimated unused capital loss carryforward of $2,713,362. This estimated capital loss carryforward represents carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and increased or decreased by capital losses or gains realized in the first six months of the current fiscal year.

As of July 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                              Expiring
                              ----------------------
                              2003        $  290,707
                              2004            27,458
                              2006           292,959
                              2007           106,698
                              2008           321,862
                              2009         2,177,266
                              2010         1,365,649
                                          ----------
                              Total       $4,582,599
                                          ==========

--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended January 31, 2003, the Fund's projected benefit obligations were increased by $2,772, resulting in an accumulated liability of $28,618 as of January 31, 2003.

28  |  OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The tax character of distributions paid during the six months ended January 31, 2003 and year ended July 31, 2002 was as follows:

                                                  Six Months Ended            Year Ended
                                                  January 31, 2003         July 31, 2002
                 -----------------------------------------------------------------------
                 Distributions paid from:
                 Exempt-interest dividends              $9,202,836           $13,231,870
                 Long-term capital gain                         --                    --
                 Return of capital                              --                    --
                                                        --------------------------------
                 Total                                  $9,202,836           $13,231,870
                                                        --------------------------------

--------------------------------------------------------------------------------
Investment Income. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

29  |  OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO financial statements  Unaudited / Continued



--------------------------------------------------------------------------------
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                         Six Months Ended January 31, 2003               Year Ended July 31, 2002
                                Shares              Amount              Shares             Amount
--------------------------------------------------------------------------------------------------
Class A
Sold                        3,387,713         $39,547,402           4,682,260        $53,495,965
Dividends and/or
distributions reinvested      220,717           2,578,530             322,303          3,678,979
Redeemed                   (1,059,994)        (12,348,211)         (1,248,217)       (14,210,747)
                           -----------------------------------------------------------------------
Net increase                2,548,436         $29,777,721           3,756,346        $42,964,197
                           -----------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Class B
Sold                        2,502,401         $29,190,633           4,526,817        $51,733,814
Dividends and/or
distributions reinvested      125,343           1,464,370             173,331          1,977,100
Redeemed                     (425,845)         (4,958,673)           (574,433)        (6,534,417)
                           -----------------------------------------------------------------------
Net increase                2,201,899         $25,696,330           4,125,715        $47,176,497
                           -----------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Class C
Sold                        1,504,128         $17,550,155           2,612,530        $29,865,127
Dividends and/or
distributions reinvested       79,072             923,178             102,798          1,171,471
Redeemed                     (619,215)         (7,198,131)           (336,326)        (3,807,256)
                           -----------------------------------------------------------------------
Net increase                  963,985         $11,275,202           2,379,002        $27,229,342
                           -----------------------------------------------------------------------


--------------------------------------------------------------------------------
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended January 31, 2003, were $122,976,669 and $73,201,656, respectively.

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets in excess of $1 billion. Effective January 1, 2002, the Manager has voluntarily agreed to waive advisory fees at an annual rate equal to 0.05% of the Fund's average daily net assets if the Fund's trailing one year performance percentile at the end of the preceding quarter is in the fourth or fifth quintile of the Fund's Lipper peer group. The foregoing waiver is voluntary and may be terminated by the Manager at any time.

30  |  OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $22.50 per account fee.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes, up to an annual rate of 0.35% of average net assets per class. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                            Aggregate           Class A         Concessions        Concessions        Concessions
                            Front-End         Front-End          on Class A         on Class B         on Class C
                        Sales Charges     Sales Charges              Shares             Shares             Shares
                           on Class A       Retained by         Advanced by        Advanced by        Advanced by
Six Months Ended               Shares       Distributor       Distributor 1      Distributor 1      Distributor 1
-----------------------------------------------------------------------------------------------------------------
January 31, 2003             $795,538          $137,842             $21,785         $1,071,374           $146,567

1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                               Class A             Class B              Class C
                            Contingent          Contingent           Contingent
                              Deferred            Deferred             Deferred
                         Sales Charges       Sales Charges        Sales Charges
                           Retained by         Retained by          Retained by
Six Months Ended           Distributor         Distributor          Distributor
-------------------------------------------------------------------------------
January 31, 2003                   $53            $118,730               $9,583


--------------------------------------------------------------------------------
Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.15% of the average annual net assets of Class A shares of the Fund. For the six months ended January 31, 2003, payments under the Class A Plan totaled $117,275, all of which were paid by the Distributor to recipients, and included $6,889 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of 0.15% per year under each plan.

31  |  OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO financial statements  Unaudited / Continued



--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates Continued
Distribution fees paid to the Distributor for the six months ended January 31, 2003, were as follows:

                                                                                    Distributor's
                                                                Distributor's           Aggregate
                                                                    Aggregate        Unreimbursed
                                                                 Unreimbursed       Expenses as %
                        Total Payments        Amount Retained        Expenses       of Net Assets
                            Under Plan         by Distributor      Under Plan            of Class
-------------------------------------------------------------------------------------------------
Class B Plan                  $520,845               $470,246      $4,559,185               3.60%
Class C Plan                   246,215                126,484         631,418               1.08


--------------------------------------------------------------------------------
5. Illiquid Securities
As of January 31, 2003, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of January 31, 2003 was $24,294,599, which represents 6.76% of the Fund's net assets.

--------------------------------------------------------------------------------
6. Bank Borrowings
The Fund may borrow up to 5% of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The Fund has entered into an agreement which enables it to participate with certain other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $350 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.09% per annum.
     The Fund had borrowings outstanding of $4,100,000 at January 31, 2003 at an interest rate of 2%. For the six months ended January 31, 2003, the average monthly loan balance was $4,969,677 at an average interest rate of 2.145%. The Fund had gross borrowings and gross loan repayments of $75,800,000 and $71,700,000, respectively, during the six months ended January 31, 2003. The maximum amount of borrowings outstanding at any month-end was $8,200,000. The Fund paid $403 in commitment fees during the six months ended January 31, 2003.

32  |  OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

OPPENHEIMER Pennsylvania Municipal Fund

--------------------------------------------------------------------------------
 Trustees and Officers             Clayton K. Yeutter, Chairman and Trustee
                                   Donald W. Spiro, Vice Chairman and Trustee
                                   John V. Murphy, President and Trustee
                                   Robert G. Galli, Trustee
                                   Phillip A. Griffiths, Trustee
                                   Benjamin Lipstein, Trustee
                                   Joel W. Motley, Trustee
                                   Elizabeth B. Moynihan, Trustee
                                   Kenneth A. Randall, Trustee
                                   Edward V. Regan, Trustee
                                   Russell S. Reynolds, Jr., Trustee
                                   Anthony A. Tanner, Vice President
                                   Ronald H. Fielding, Vice President
                                   Robert G. Zack, Secretary
                                   Brian W. Wixted, Treasurer

--------------------------------------------------------------------------------
 Investment Advisor                OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
 Distributor                       OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------
 Transfer and Shareholder          OppenheimerFunds Services
 Servicing Agent

--------------------------------------------------------------------------------
 Independent Auditors              KPMG LLP

--------------------------------------------------------------------------------
 Legal Counsel                     Mayer Brown Rowe & Maw

                                   The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

(C)Copyright 2003 OppenheimerFunds, Inc. All rights reserved.

33  |  OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

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--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
Ticker Symbols
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RS0740.001.0103  April 1, 2003